Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2021
Disclosure Text Block Supplement [Abstract]
Accrued expenses and other current liabilities

Note 11 – Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31, 2021	December 31, 2020
Customer security deposits (a)	$889,199	$1,189,095
Payroll payable	404,928	-
Other payables	47,563	20,010
Total	$1,341,690	$1,209,105

a.	A majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing, but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.